QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 19, 2002

LODGENET ENTERTAINMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22334 (Commission File Number)	46-0371161 (IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD 57107
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (605) 988-1000

n/a
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

        On August 19, 2002, LodgeNet Entertainment Corporation ("LodgeNet") entered into, and received requisite consent from its lenders for, a First Amendment to Credit Agreement, which amended its existing senior bank credit facility obtained in August 2001. The amendment modifies the covenants for leverage and interest coverage contained in the original credit agreement by generally deferring scheduled step-downs in covenant terms that were to become effective as of December 31, 2002.

        The text of the amendment and associated press release are attached as exhibits.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

10.1
First Amendment to Credit Agreement, dated August 19, 2002, by and between LodgeNet Entertainment Corporation and Canadian Imperial Bank (as Administrative Agent)

99.1
Press release of the Registrant dated August 19, 2002

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION
Date: August 20, 2002	By	/s/ SCOTT C. PETERSEN Scott C. Petersen
Its President and Chief Executive Officer

3

EXHIBIT INDEX

10.1
First Amendment to Credit Agreement, dated August 19, 2002, by and between LodgeNet Entertainment Corporation and Canadian Imperial Bank (as Administrative Agent)

99.1
Press release of the Registrant dated August 19, 2002

QuickLinks

SIGNATURES
EXHIBIT INDEX